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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 27, 1998 included in Rally's Hamburgers, Inc.'s Form 10-K for the year ended December 28, 1997 and to all references to our Firm included in or made a part of this registration statement.



                                                        Arthur Andersen LLP


Louisville, KY
June 3, 1998